UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2017 (August 23, 2017)

AMERICAN SOFTWARE, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-12456	58-1098795
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

470 East Paces Ferry Road, NE, Atlanta, Georgia 30305

(Address of principal executive offices)

(404) 261-4381

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On August 23, 2017, American Software, Inc. (the “Registrant”) held its annual meeting of shareholders. At the meeting, 25,568,023 Class A shares and 2,329,098 Class B shares were represented in person or by proxy, which constituted a quorum. Other than in the election of directors, in which holders of Class A shares and Class B shares vote as separate classes, each outstanding Class A share is entitled to a one-tenth vote per share and each outstanding Class B share is entitled to one vote per share on all matters brought before the Registrant’s shareholders. The final results for each matter submitted to the shareholders of the Registrant at the annual meeting are as follows:

1.	The following persons were duly elected as directors of the Registrant:

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes
CLASS A DIRECTORS
W. Dennis Hogue	19,578,152	1,026,686	20,998	4,942,187
James B. Miller	17,262,291	3,342,809	20,736	4,942,187

CLASS B DIRECTORS
James C. Edenfield	2,329,098	0	0	0
J. Michael Edenfield	2,329,098	0	0	0
Matthew G. McKenna	2,329,098	0	0	0
Thomas L. Newberry, V	2,329,098	0	0	0

2.     The ratification of the appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending April 30, 2018 was approved as follows:

Votes For	Votes Against	Abstentions
4,830,422	52,618	2,860

3.     The resolution approving the compensation of the Registrant’s named executive officers, on an advisory basis, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,345,316	34,949	11,416	494,219

4.     The amendment to Registrant’s 2011 Equity Compensation Plan (the “Plan”) to increase the number of shares authorized to be issued pursuant to the Plan by 1,000,000 shares from 6,000,000 shares to 7,000,000 shares was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,192,132	195,483	4,067	494,219

5.    The resolution to conduct future advisory votes on the compensation of our named executive officers on an annual basis was approved as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
4,103,204	7,763	266,701	14,015	494,219

In light of the above results, the Registrant will include a shareholder vote on the compensation of executives in the proxy materials every year until the next required vote on the frequency of shareholder votes on the compensation of our named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2017

AMERICAN SOFTWARE, INC. (Registrant)

By:	/s/ Vincent C. Klinges
Name:	Vincent C. Klinges
Title:	Chief Financial Officer